Exhibit 2.13

                            NONCOMPETITION AGREEMENT
                            ------------------------

     THIS NONCOMPETITION AGREEMENT (this "Agreement") is made and entered into as of the 25th day of April, 2002, by and among Organic Ingredients, Inc., a California corporation (the "Company"), Spectrum Organic Products, Inc., a California corporation (the "Seller"), and Jethren Phillips, a resident of California ("Phillips"), and Neil Blomquist, a resident of California, ("Blomquist," and together, with Phillips, the "Shareholders").

                                   WITNESSETH:
                                   -----------

     WHEREAS, pursuant to the Asset Purchase Agreement, dated as of April 25, 2002, by and among the Company, the Seller and Acirca, Inc. (the "Asset Purchase Agreement"), the Seller will sell to the Company, and the Company will purchase from the Seller, substantially all of Seller's assets that are used in the conduct of the Business (as defined therein);

     WHEREAS, the Seller conducts the Business within the Area (as defined herein);

     WHEREAS, Phillips owns sixty-nine percent (69%) of the issued and outstanding shares of capital stock of the Seller and will benefit materially and significantly from the transactions contemplated by the Asset Purchase Agreement (the "Transactions");

     WHEREAS, Blomquist owns two percent (2%) of the issued and outstanding shares of capital stock of the Seller and will benefit materially and significantly from the Transactions;

     WHEREAS, the Seller and each of the Shareholders possess significant information and experience with regard to the Business, and the Company desires to protect its investment in the Business upon Closing (as defined herein); and

     WHEREAS, as a condition precedent to the Company's obligations to consummate the Transactions, the Company has required the execution and delivery of this Agreement by the Seller and each of the Shareholders.

     NOW THEREFORE, in consideration of the premises and mutual covenants hereinafter set forth, the parties hereto, intending to be legally bound hereby, agree as follows:

     1. Definitions.

        (a) "Affiliate" has the meaning given to it in the Asset Purchase Agreement.

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        (b) "Area" means Aptos, California, the adjacent cities and counties in
California, the rest of the State of California, the states contiguous thereto, each other state in the United States, Canada, and Mexico.

        (c) "Business" means the business of the Organic Ingredients division of the Seller as conducted on the date hereof and in the twelve (12) prior months, including but not limited to the procurement, supplying and/or sourcing of organic ingredients of any kind whatsoever; provided, however, in no event shall the Business include (i) the oil-based products business of the Seller, including oil seeds and meal, (ii) the vinegar business of the Seller, (iii) the dressings and marinades business of the Seller, (iv) any Spectrum consumer-branded retail or food service products business of the Seller as of the Closing Date, (v) the organic and conventional dairy and cheese business of the Seller, (vi) the retail and food service individually quick frozen fruits and vegetables business of the Seller, or (vii) any business of the Organic Ingredients division of the Seller as conducted on the date hereof and in the twelve (12) prior months that related to the procurement, supplying, or sourcing of organic ingredients not derived from fruits or vegetables and representing less than $10,000 in aggregate gross sales of the Organic Ingredients division during the twelve (12) months prior to the date hereof.

        (d) "Closing" has the meaning given to it in the Asset Purchase
Agreement.

        (e) "Commencement Date" means the date hereof.

        (f) "Investment", in any Person, means any direct or indirect advance, loan or other extension of credit, including by way of guaranty or capital contribution to (by means of any transfer of cash or other property to others or any payment for property or services for the account or use of others), or any purchase or acquisition of capital stock, bonds, notes, debentures or other similar instruments issued by, such Person.

        (g) "Person" has the meaning given to it in the Asset Purchase
Agreement.

        (h) "Purchased Assets" has the meaning given to it in the Asset Purchase Agreement.

        (i) "Restriction Period" shall mean a period of three (3) years commencing on the Commencement Date.

     2. Payment; Acknowledgement. Pursuant to the Asset Purchase Agreement, and in consideration for the Seller's and each Shareholder's covenant in Section 4 hereof, the Seller will be paid the Purchase Price (as defined in the Asset Purchase Agreement) by the Company, subject to certain adjustments. Further, each Shareholder hereby represents that he is the beneficial owner of certain issued and outstanding shares of capital stock of the Seller. The Seller and each Shareholder acknowledges and agrees that it or he (as applicable) will benefit materially and significantly from the Transactions.

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


     3. Term; Termination. This Agreement shall become effective on the Commencement Date and shall remain in effect until the third (3rd) anniversary date hereof, unless modified by the parties hereto pursuant to Section 10 hereof.

     4. Covenant Not to Compete and Not to Solicit; Confidentiality.

        (a) The Seller and each Shareholder covenants and agrees that it or he (as applicable) shall not, during the Restriction Period, except with the express prior written consent of the Company, directly or indirectly, whether through itself, individually or through an Affiliate thereof, whether in partnership, jointly or in conjunction with any person, firm, partnership, limited liability company, corporation, or unincorporated association of any kind, whether as employee, owner, partner, principal, agent, director, officer, consultant or shareholder (except as the holder of not more than five percent (5%) of the outstanding shares of a corporation whose stock is listed on any national or regional securities exchange or reported by the Nasdaq Stock Market or any successor thereto) (each, a "Prohibited Association"), do any of the following: (i) engage in or propose to engage in the Business within the Area;
(ii) make or maintain any Investment in any Person that engages in the Business or portion thereof, or proposes to engage in the Business or portion thereof, within the Area; (iii) establish or maintain a Prohibited Association with any Person that engages in the Business or portion thereof, or proposes to engage in the Business or portion thereof, within the Area; (iv) act as sales agent for distribution for any Person that engages in the Business or portion thereof, or proposes to engage in the Business or portion thereof, within the Area; or (v) act as contractor for product development or research for any Person that engages in the Business or portion thereof, or proposes to engage in the Business or portion thereof, within the Area.

        (b) Without limiting the generality of the foregoing clause, the Seller and each Shareholder further covenants and agrees that it or he (as applicable) shall not, during the Restriction Period, in each case with respect to the Business as conducted by the Company or any of its Affiliates, directly or indirectly, disparage or otherwise make any adverse comment concerning the Company or any portion of the Business.

        (c) Each Shareholder agrees that he shall be bound by and subject to the terms, conditions and obligations of Section 4.6 of the Asset Purchase Agreement as if such Shareholder were the Seller (as defined therein).

        (d) The Seller and each Shareholder acknowledges that it or he (as applicable) has no right to use any of the Purchased Assets.

     5. Acknowledgments; Injunctive Relief. The Seller and each Shareholder acknowledges and agrees that, given the nature of the relationship of the parties and the highly competitive nature of the organic food business, (i) its or his (as applicable) violation of this Agreement would cause the Company and

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its Affiliates to suffer irreparable damage and (ii) the character, periods and geographical areas and the scope of restrictions on its or his (as applicable) activities as set forth in this Agreement are fair and reasonably required for the protection of the Company and its Affiliates. Therefore, in addition to any other remedies which the Company and its affiliates may have under this Agreement or otherwise, the Company and each of its Affiliates shall be entitled to apply to any court of competent jurisdiction for an injunction restraining the Seller and each Shareholder (as applicable) from committing or continuing any violation of Section 4 hereof, and the Seller and each Shareholder shall not object to such application except to litigate whether, in fact, it or he (as applicable) has violated Section 4 hereof.

     6. Notice. For purposes of this Agreement, notices and all other communications provided for in this Agreement shall be in writing and shall be deemed to have been duly given when delivered or mailed by United States registered mail, return receipt requested, postage prepaid, addressed as follows:

              If to the Seller:

                           Spectrum Organic Products, Inc.
                           1304 South Point Boulevard
                           Suite 280
                           Petaluma, CA 94954
                           Attention:
                           Fax:  (707) 765-8736

                  with a copy to:

                           Cooley Godward LLP
                           One Maritime Plaza, 20th Floor
                           San Francisco, CA 94111
                           Attn: Susan Cooper Philpot
                           Fax: (415) 951-3699

              If to Phillips:
                           Jethren Phillips
                           3636 Alta Vista Ave.
                           Santa Rosa, Ca. 95409
                           Fax: (707) 568-1131

              If to Blomquist:

                           Neil Blomquist
                           4392 Belmont Dr.
                           Sebastopol, Ca. 95472
                           Fax:

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              If to the Company:

                           Organic Ingredients, Inc.
                           One Ramada Plaza
                           Suite 700
                           New Rochelle, New York 10801
                           Attn:  William F. Urich
                           Fax:  (914) 380-8080


                  with a copy to:

                           Acirca, Inc.
                           One Ramada Plaza
                           Suite 700
                           New Rochelle, New York 10801
                           Attn: William F. Urich
                           Fax:  (914) 380-8080

                  and with a copy to:

                           Arnold & Porter
                           555 Twelfth Street, N.W.
                           Washington, D.C.  20004
                           Attn:  Neil Goodman
                           Fax:  (202) 942-5999

or to such other address as such party may have furnished to the other parties in writing in accordance herewith, except that notices of change of address shall be effective only upon receipt. Each of the parties shall promptly notify the Company in writing, in accordance herewith, of any change of address during the Restriction Period.

     7. Invalid or Unenforceable Provisions. In the event that any part of this Agreement shall be held to be unenforceable or invalid, the remaining parts thereof shall nevertheless continue to be valid and enforceable as though the invalid portions were not a part hereof. In the event that any of the provisions of this Agreement relating to the character, period or geographic scope of restriction shall be deemed to exceed the character of restriction, period of time or geographic scope which a court of competent jurisdiction deem enforceable, the character of the restriction, period of time and geographic scope shall, for purposes of this Agreement, be deemed to be the character of the restriction and maximum time period and geographic scope which a court of competent jurisdiction would deem valid and enforceable in any state in which such court of competent jurisdiction shall be convened. For the purposes of this
Section 7, the parties hereto agree that the covenants contained in Section 4 shall each be construed as a series of separate covenants, one for each geographic subdivision which comprises the Area and, except for geographic coverage, each separate covenant shall be deemed identical.

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


     8. Benefit and Burden. This Agreement shall inure to the benefit of, and shall be binding upon, the parties hereto and their respective legatees, distributees, estates, executors, administrators, personal representatives, heirs, successors and assigns, and other legal representatives. The Company and each of its Affiliates are intended beneficiaries of the covenants contained in
Section 4 of this Agreement.

     9. Indemnification. The Seller and each Shareholder agrees to save and hold the Company and its affiliates harmless from and against any claim, loss or damage whatsoever (including reasonable attorneys' fees and other costs of enforcement of this Agreement) arising out of a final, nonappealable determination by a court of competent jurisdiction that it or he (as applicable) has committed a breach of its or his obligations hereunder. The foregoing shall be in addition to, and not in limitation of, any rights the Company and its Affiliates may have against the other parties arising out of or in connection with this Agreement and the Asset Purchase Agreement.

     10. Modifications. No change or modification of this Agreement shall be valid unless the same is in writing and signed by all the parties hereto. No waiver of any provision of this Agreement shall be valid unless in writing and signed by the party against whom it is sought to be enforced. The failure of a party at any time to insist upon strict performance of any condition, promise, agreement or understanding set forth herein shall not be construed as a waiver or relinquishment of the right to insist upon strict performance of the same or other conditions, promises, agreements or understandings at a future time.

     11. Entire Agreement. This Agreement, together with the Asset Purchase Agreement and any other agreements entered into in connection therewith (collectively the "Acquisition Agreements"), contain all of the promises, agreements, conditions, understandings, warranties and representations between the parties hereto with respect to the subject matter hereof, and there are no promises, agreements, conditions, understandings, warranties or representations, oral or written, express or implied, between them with respect to such matters other than as set forth herein or therein. Any and all prior agreements between the parties hereto with respect to such matters are hereby revoked and are deemed null and void. The Acquisition Agreements are, and are intended by the parties to be, an integration of any, and all prior agreements or understandings, oral or written, with respect to the subject matter hereof.

     12. Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York, without giving effect to the conflicts rules thereof to the extent such conflicts rules would require the application of the law of another jurisdiction.

     13. Forum Selection And Consent to Jurisdiction. Any legal action or proceeding with respect to this Agreement may be brought in the courts of New York, New York or any United States Federal Court sitting in New York, New York,

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and, by the execution and delivery of this Agreement, each party hereto hereby irrevocably accepts for itself and in respect of any of its property, generally and unconditionally, the jurisdiction of the aforesaid courts. Each party hereto further irrevocably consents to the service of process from any of the aforementioned courts in any such action or proceeding by hand delivery or by registered or certified mail, postage prepaid, to such party, as the case may be, at the addresses described in Section 6 hereof, such service to become effective upon hand delivery or ten (10) days after such mailing. Each party hereto hereby irrevocably waives to the fullest extent it may effectively do so, any objection it may have to venue and the defense of an inconvenient forum to the maintenance of such actions or proceedings.

     14. Headings. The headings and other captions in this Agreement are for convenience and reference only and shall not be used in interpreting, construing or enforcing any of the provisions of this Agreement.

     15. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which, taken together, shall constitute one and the same instrument. Any such counterpart may be executed by facsimile signature with only verbal confirmation, and when so executed and delivered shall be deemed an original and such counterparts together shall constitute only one original.

                            [SIGNATURE PAGE FOLLOWS]

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


     IN WITNESS WHEREOF, each of the Company and the Seller has caused this Agreement to be executed on their behalf and the Shareholder has hereunto set his hand the day and year first above written.


                                            JETHREN PHILLIPS

                                            -----------------------------------


                                            NEIL BLOMQUIST

                                            -----------------------------------


                                            SPECTRUM ORGANIC PRODUCTS, INC.



                                            By:
                                               --------------------------------
                                                     Robert B. Fowles,
                                                     Chief Financial Officer



                                            ORGANIC INGREDIENTS, INC.



                                            By:
                                               --------------------------------
                                                     William F. Urich,
                                                     Chief Financial Officer

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